UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2023

Sunlight Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Tryon Street, Suite 1000, Charlotte, NC 28246
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(888) 315-0822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SUNL	New York Stock Exchange
Warrants, each whole warrant is exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SUNL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events.

On March 10, 2023, Silicon Valley Bank (“SVB”) was closed by the California Department of Financial Protection and Innovation, and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed as receiver of SVB. SVB is Sunlight Financial Holding Inc.’s (the “Company”) primary bank and the sole lender for the Company’s secured revolving credit facility.

Most of the Company’s unrestricted cash as of March 10, 2023 was deposited with SVB ($64.0 million out of a total of $73.2 million). On March 12, 2023, the Department of the Treasury, Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation issued a joint statement noting that, among other things, the resolution of SVB would fully protect all depositors and that depositors would have full access to all of their money on deposit with SVB on Monday, March 13, 2023. While SVB’s receivership had a short-term impact on the Company’s business and its ability to make payments to its installer base, the Company expects payments to installers to resume in the next few days.

As previously disclosed, SVB is the sole lender under the Company’s secured revolving credit facility that is due to mature on April 26, 2023 (outstanding amount as of March 10, 2023 was $14.2 million). Prior to the SVB receivership, the Company was in negotiations with SVB to extend the maturity date and to address current Company defaults under the revolving credit facility. At this time, these negotiations and the ability of the Company to amend and extend (or to replace) this revolving credit facility are uncertain, which could have a material impact on the Company’s liquidity, cash and ability to attract new capital if not resolved on a timely basis.

As also previously disclosed, Cross River Bank is our bank partner (the “Bank Partner”) that originates solar and home improvement loans on its balance sheet through the Company’s technology platform (“Indirect Channel Loans”). The Bank Partner holds the loans on its balance sheet until directed by the Company in the ordinary course of its business to sell them to investors, including credit funds, insurance companies and pension funds. While the Bank Partner is the owner of the loans, the Company retains economic exposure to them until they are sold. The Company profits when the price that investors pay for the Indirect Channel Loans exceeds the Bank Partner’s cost basis in the loans and incurs a loss when the price that investors pay for the Indirect Channel Loans is less than the Bank Partner’s cost basis in the loans. Currently, the Company’s agreements with the Bank Partner (the “Bank Partner Agreements”) cap the total amount of loans originated by the Company and held by the Bank Partner at $450 million. The Indirect Channel Loans currently held by the Bank Partner include a significant amount of funded but unsold loans which were credit approved prior to certain pricing actions that the Company took in the third and fourth quarters of 2022 (the “Backbook Loans”). Despite the completion of the previously disclosed loan sale in December 2022, the Company is currently not in compliance with certain provisions of the Bank Partner Agreements, including the total loan cap. If required to sell the Backbook Loans in the near term, the Company expects that such sales would result in a loss for certain of the Backbook Loans. The Company is in active negotiations with the Bank Partner to amend certain terms of the Bank Partner Agreements, as well as to potentially refinance some of the potential losses from sales of Backbook Loans and other Company existing indebtedness.

The Company’s Board of Directors, with the assistance of financial and legal advisors, continues to actively explore strategic alternatives and other available options for the Company, including selling the Company, raising additional capital (equity or debt) to finance its operations, implementing cost saving measures to preserve cash or a restructuring of the Company through a privately negotiated transaction or a court process.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND RISK FACTORS SUMMARY

This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Such forward-looking statements relate to, among other things, the operating performance of our investments, the stability of our earnings, our financing needs, and the size and attractiveness of market opportunities. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “expect,” “endeavor,” “seek,” “anticipate,” “outlook,” “intend,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward-looking statements are based on certain assumptions; discuss future expectations; describe future plans and strategies; contain projections of results of operations, cash flows, or financial condition; or state other forward-looking information. Our ability to predict results or the actual outcome of future plans or strategies is inherently limited. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. These forward-looking statements involve risks, uncertainties, and other factors that may cause our actual results in future periods to differ materially from forecasted results.

Our ability to implement our business strategy is subject to numerous risks described below as well as the risks fully described under Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022:

•	The SVB receivership may have a material adverse impact on our business, including our ability to amend and extend (or to replace) the revolving credit facility with SVB, which could have a material impact on the Company’s liquidity, cash and ability to attract new capital.
•	Sunlight is currently considering a range of strategic alternatives including selling the Company, raising additional capital to finance its operations and/or the enactment of cost saving measures to preserve cash; the failure to consummate a suitable strategic alternative could have a material adverse impact on Sunlight’s securities prices, business, financial condition, cash balances, liquidity and results of operations.
•	Sunlight has incurred net losses in the past, and Sunlight may be unable to achieve profitability in the future.
•	Worsening economic conditions from, rapidly rising interest rates, a rising rate of inflation, or other potential causes of economic distress could materially and adversely impact Sunlight’s business, cash flows and liquidity, financial condition and results of operations including raising Sunlight’s cost of capital and/or reducing or eliminating the willingness of Sunlight’s direct or indirect capital providers to continue funding loan volume at historical levels.
•	If Sunlight fails to manage its operations, cash balances and liquidity effectively, Sunlight may be unable to execute its business plan, maintain high levels of customer service and support or adequately address competitive challenges.
•	In the event that the Bank Partner is unwilling to grant another waiver or amendment to the Bank Partner Agreements, Sunlight may be required to purchase all or a portion of these loans (for which it will require capital from another bank or source of liquidity) and/or may be unable to fund future Indirect Channel Loans. The failure to obtain another waiver or amendment or to find another capital provider to replace the Bank Partner to buy any loans that the Company may be required to purchase from the Bank Partner could have a material adverse impact on Sunlight’s securities prices, business, financial condition, cash balances, liquidity and results of operations.
•	Failure to obtain a waiver under, or to amend or extend the Loan and Security Agreement, could have a material adverse effect on Sunlight’s results of operations, financial condition, cash balances, liquidity and results of operations.
•	Various factors may negatively affect installers of solar systems or the demand for solar systems, which could have an adverse impact on Sunlight’s business, results of operations, financial condition, cash flow and liquidity.
•	The reduction, modification or elimination of government incentives could cause Sunlight’s revenue to decline and harm its financial results.

•	Existing regulations and policies and changes to these regulations and policies may present technical, regulatory, and economic barriers to the purchase and use of solar power products, which may significantly reduce demand for our loan products and services.
•	The industries that Sunlight operates in are highly competitive and are likely to become more competitive. Additionally, if new entrants join these markets who have ready access to cheaper capital, competing successfully would become more difficult for Sunlight. Sunlight’s inability to compete successfully or maintain or improve Sunlight’s market share and margins could adversely affect its business.
•	Disruptions in the operation of Sunlight’s computer systems and those of its critical third-party service providers and capital providers could have an adverse effect on Sunlight’s business.
•	Sunlight’s growth is dependent on its contractor network and in turn the quality of the products and services they provide to their customers, and Sunlight’s failure to retain or replace existing contractors, to grow its contractor network or the number of Sunlight loans offered through its existing network, or increases in loan delinquencies due to any deficiencies in Sunlight’s contractor underwriting practices, could adversely impact Sunlight’s business.
•	Sunlight’s capital advance program exposes it to potential losses in the event that a contractor fails to fully perform under its agreements with Sunlight or becomes insolvent prior to completion of the underlying installation or construction, which losses could have an adverse impact on Sunlight’s business, results of operations and financial condition.
•	If contractors fail to fulfill their obligations to consumers or fail to comply with applicable law, Sunlight may incur remediation costs.
•	Sunlight’s revenue is impacted, to a significant extent, by the general economy, including supply chain disruptions, and the financial performance of its capital providers and contractors.
•	Sunlight’s results of operations could be adversely affected by economic and political conditions globally and the effects of these conditions on our clients’ businesses and levels of business activity.
•	Sunlight has never paid cash dividends on its capital stock, and does not anticipate paying dividends in the foreseeable future.
•	Sunlight cannot guarantee that it will repurchase its common stock pursuant to Sunlight’s share repurchase program or that Sunlight’s share repurchase program will enhance long-term shareholder value. Share repurchases could also increase the volatility of the price of Sunlight’s common stock and could diminish Sunlight’s cash reserves.
•	If assumptions or estimates Sunlight uses in preparing its financial statements are incorrect or are required to change, Sunlight’s reported results of operations, liquidity and financial condition may be adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Matthew Potere
Matthew Potere
Chief Executive Officer (Principal Executive Officer)

Dated: March 14, 2023